Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, Director and President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2015.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Chief Financial Officer, Vice President, Treasurer and Controller of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Eric J. Martin
Eric J. Martin
Chief Financial Officer, Vice President, Treasurer and Controller

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director and Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2015.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, Director, Senior Vice President, Assistant Secretary and Division General Counsel of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and any additional other filings or documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2015.

/s/ Marc Cahn
Marc Cahn
Director, Senior Vice President, Assistant Secretary and Division General Counsel